Exhibit 99.1
Third Annual Investor Summit December 16, 2010

Safe Harbor Statement 2 This presentation contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements reflecting athenahealth, Inc. (the "Company") management's expectations for future financial and operational performance and operating expenditures, expected growth, including anticipated annual growth rates, profitability and business outlook, the benefits of the Company's current service offerings and statements found under the Company's Reconciliation of Non-GAAP Financial Measures included within this presentation. The forward-looking statements in this presentation do not constitute guarantees of future performance. These statements are neither promises nor guarantees and are subject to a variety of risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: the Company's fluctuating operating results; the Company's variable sales and implementation cycles, which may result in fluctuations in its quarterly results; risks associated with its expectations regarding its ability to maintain profitability; the impact of increased sales and marketing expenditures, including whether increased expansion in revenues is attained and whether impact on margins and profitability is longer term than expected; changes in tax rates or exposure to additional tax liabilities; the highly competitive industry in which the Company operates and the relative immaturity of the market for its service offerings; and the evolving and complex governmental and regulatory compliance environment in which the Company and its clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances, or otherwise. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in its public filings with the Securities and Exchange Commission, available on the Investors section of the Company's website at http://www.athenahealth.com and on the SEC's website at http://www.sec.gov.

Use of Non-GAAP Financial Measures In the Company's earnings releases, conference calls, slide presentations, or webcasts, the Company may use or discuss non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, is available within this presentation and within the Company's public filings with the Securities and Exchange Commission, available on the Investors section of the Company's website at http://www.athenahealth.com. 3

Opening Remarks Jonathan Bush Chairman, President & CEO

Agenda Opening Remarks: Jonathan Bush, President, Chairman & CEO People and Process Update: Leslie Brunner, SVP, People & Process Product Strategy Discussion: Derek Hedges, SVP, Product Strategy & Biz. Dev. Innovation Partners Fireside Chat: David Kreiss, VP, Corp. Dev. (Moderator) Growth Strategy Discussion: Rob Cosinuke, SVP, Chief Marketing Officer Operations Strategy Discussion: Ed Park, EVP, Chief Operating Officer Financial Update: Tim Adams, SVP, Chief Financial Officer Management Q&A throughout the day 5 athenahealth Is a Company With Tremendous Purpose 6 A national information infrastructure that makes health care work as it should Our Vision To be medical groups' most trusted business service Our Mission Being the best in world at getting doctors paid for doing the right thing Our Role Teachers and learners who play for the team with integrity, quality, respect for privacy, and initiative Our Code

All Of Our Services Are "Cloud-Based" Software ASP Software only-"Saas" (SalesForce.com) Low High Connection to Outcomes Low Cost Upfront cost - Low Connection to outcomes - High Performance visibility - High Upfront cost - Low Connection to outcomes - Moderate Performance visibility - Moderate Moderate - Upfront cost Low- Connection to outcomes Low - Performance visibility High - Upfront cost Low - Connection to outcomes Low - Performance visibility Software & Services (Amazon) Cloud-Based Services High 7

And Our Services Help to Optimize a Wide Range of Business Processes... 8 More Money + More Control = Financial Health athenaCollector(r) Practice Management & Billing athenaClinicals(r) Electronic Health Record (EHR) athenaCommunicator(r) Patient Portal & Communications Anodyne Intelligence Platform Web-based business intelligence and analytics

.... Across A Wide Range Of Ambulatory Health Care Providers 9 As of Q3 2010: 1,877 total clients 18,573 total physicians 26,317 total providers 40+ states 60+ specialties Our clients include solo physician practices as well as leading hospitals, health systems, and retail clinics with thousands of medical providers Independent Physician Practices New Care Delivery Models Large Health Systems and Hospitals

Each Year, We Revisit our Strategic Position by Doing a Five Forces Analysis Position by Doing a Five Forces Analysis Position by Doing a Five Forces Analysis 10

athenahealth

These Forces are Placing Unprecedented Pressure on Physicians

Timeline: 2010 | 2011 | 2012 | 2013 | 2014 | 2015-2022

Government
- Meaningful Use stages leading to eventual penalty in 2017 for failure to adopt
- Shift to ANSI 5010
- Shift to ICD-10
- 14 million new beneficiaries in Medicaid

Payers
- Trend toward tiered networks based on efficiency, quality, and ACO association
- Insurance exchange plans
- Patient Centered Medical Home and ACO formation/affiliation

Hospitals
- Offer from hospital to buy docs and EHR subsidy
- "Dear. John" letter from hospital
- ACO formation
- Some ACOs fail

Patients
- Increased self-pay balances
- Demand access to online appointments, visibility into appointment availability, wait times, etc.
- Demand access to alternative visits (telehealth, e-visits, etc.)

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athenahealth, Inc. 3rd Annual Investor Summit - December 16, 2010

This Pressure Creates New Opportunities for Growth Across the Supply Chain 12 For independent practices: athenahealth will support Patient Centered Medical Home (PCMH), contract management, and clinical control infrastructure e.g., Dr. Peter Masucci, MD, PC Pediatrics For financially-oriented health systems and hospitals: athenahealth will support balance-sheet friendly, sustainable ambulatory expansion strategies e.g., Cook Children's Health System For new care delivery models: athenahealth will support innovative approaches to care delivery e.g., CVS MinuteClinic

We Will Pursue These Growth Opportunities With a Balanced Strategy 13

We Will Pursue These Growth Opportunities With a Balanced Strategy 14 Invest in Research & Development Invest in Sales & Marketing High service quality Key strategic initiatives

And Have Organized our Strategy into a Framework of Four Major Themes Framework of Four Major Themes Framework of Four Major Themes 15

And Have Organized our Strategy into a Framework of Four Major Themes Framework of Four Major Themes Framework of Four Major Themes 16

athenahealth is a Disruptive Innovator with Tremendous Growth Opportunity

Culture Discussion Leslie Brunner SVP, People and Process

19 Our various geographies leverage different talents Watertown is our innovation center Belfast is our operations center India is our replication center Smaller offices (Atlanta area) and remote athenistas are typically travel-intensive Strong connective tissue between these geographies is necessary to preserve the core Our Culture Thrives On High Growth and High Innovation (CHART)

20 We hire for teaching, learning, and teamwork We hired 303 new employees through Q3 2010 and received approximately 13,000 resumes for those positions When employees are hired, they tend to stay with us Employee engagement remains at 4.0 out of 5.0 Voluntary turnover remains low as economy improves We Have Succeeded in Preserving Our Culture as We Grow Employee Engagement

21 We have historical success with hiring great people and moving them around We look for intellectually curious people who are comfortable with flexibility We have an internal transfer and promotion rate of 30% We have invested in developing people to succeed in their roles Cohort and role-specific training programs Comprehensive feedback and performance management framework Now we're focused on fostering deeper expertise within the Company Plan for leaders to spend more time teaching More structured efforts to grow knowledge: "Jedi training" Now We Are Focused on Growing the Depth of Our Expertise

22 We are thinking deliberately about our future talent and organizational design Proactive planning in 2010 for 2011 organizational design Implementation of formal senior leadership development program Corporate-wide succession planning implemented Our Focus on Expertise and Planning Allows Us to Grow in a Long-term Sustainable Way

23 The Result is a Strong Executive Team Equipped for the Next Chapter

Product Strategy Discussion Derek Hedges SVP, Product Strategy & Business Development

Our Mission: To Be the Best at Getting Doctors Paid for Doing the Right Thing In order to fulfill this mission, we deliver software-enabled services These services fulfill the key requirements for success in the cloud: High connection to outcomes High performance visibility Low to no upfront cost Fulfilling these key requirements yields results: SERVICES KNOWLEDGE SOFTWARE More Money + More Control = Financial Health 25

Our Software-Enabled Services Offer Shared Responsibility for Outcomes More Money + More Control = Financial Health athenaCollector(r) Practice Management & Billing athenaClinicals(r) Electronic Health Record (EHR) athenaCommunicator(r) Patient Portal & Communications Anodyne Intelligence Platform Web-based business intelligence and analytics 26

High Connection to Outcomes: Perform and Automate Manual Work SERVICE - During the last 12 months: 155 tons of paper documents 46.7m claims submitted 95.6m remittance items processed 436% growth in credit card transactions $5.77b in practice payments 19m clinical documents processed 56.9m eligibility checks 31.4m automated patient messages 10,145 practice performance reviews SERVICES KNOWLEDGE SOFTWARE 27

High Connection to Outcomes: Perform and Automate Manual Work




athenahealth

EVOLUTION OF THE SERVICE (2011)

- athenaCollector
  - Automated bank reconciliation
  - Credit card processing
- athenaClinicals
  - P4P enrollment and rule building
  - Clinical performance management
  - Unfulfilled order tracking
- athenaCommunicator
  - Automated order follow up
  - Expanded live operator service

SERVICES | KNOWLEDGE | SOFTWARE

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athenahealth, Inc. 3rd Annual Investor Summit - December 16, 2010

SERVICES KNOWLEDGE SOFTWARE KNOWLEDGE 36% of rules triggered in last month were written in past 180 days 7.3m P4P rules surfaced at point-of- care through our Quality Management Engine (QME) Clinical analytics (to drive campaigns) High Performance Visibility: The Services Generate Knowledge US Patent # 7,720,701 29

athenahealth

High Performance Visibility: The Services Generate Knowledge


athenahealth

EVOLUTION OF THE KNOWLEDGE (2011)

- athenaCollector
  - Thousands of new ANSI 5010 rules updated in platform
- athenaClinicals
  - Physician productivity and delegation, reporting & benchmarking
- athenaCommunicator
  - Automated patient outreach to drive patient compliance with P4P (Meaningful Use, Alternative Quality Contract, Humana)

SERVICES | KNOWLEDGE | SOFTWARE

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athenahealth, Inc. 3rd Annual Investor Summit - December 16, 2010

Payers Government SERVICES KNOWLEDGE SOFTWARE SOFTWARE One platform, single-instance Constant performance monitoring Consistent workflow across network Guaranteed availability "The software is the vehicle through which the knowledge, derived through the services, gets shared with our network of clients" Low Upfront Cost: Knowledge Is Shared Through Free Software 31

athenahealth

Low Upfront Cost: Knowledge Is Shared Through Free Software


Government
Payers

EVOLUTION OF THE SOFTWARE (2011)

- athenaCollector & athenaClinicals
  - athenaCollector and athenaClinicals (remote) self-service implementation (SSI)
  - Physician productivity based on network knowledge (*e.g.*, ICD-9 search)
- athenaCommunicator
  - Streamlined pre-visit workflow (registration, social / family history)

SERVICES | KNOWLEDGE | SOFTWARE

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athenahealth, Inc. 3rd Annual Investor Summit - December 16, 2010

athenahealth

Software-Enabled Services Produce Consistent Network Performance

More Money + More Control = Financial Health



athenaCollector
- 86% client referencability
- 9.2% increase in collections
- 37% reduction in days in accounts receivable



athenaClinicals
- 90% client referencability
- 98.6% of encounters are closed electronically
- 3.7% better patient throughput
- 48% of athenaClinicals providers are enrolled in a P4P program



athenaCommunicator
- 11% reduction in patient no-show rate
- 5,135 phone calls and e-mails sent to patients PCPM

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athenahealth, Inc. 3rd Annual Investor Summit - December 16, 2010

Introducing athenaCommunity: A sustainable partnership model for hospitals and affiliated physicians

Understanding the Difference: HIE (the noun) vs. HIE (the verb)

athenahealth

Health Information Exchange (HIE)

Data Aggregation & Passive Exchange

- Data aggregated from multiple sources and exchanged with active participants
- Challenges:
  - Lack of integration with core workflows
  - Lack of data relevance
  - Lack of incentives
  - Care coordination failures are not solved

athenaCommunity

An Order Facilitation Service

- Active patient exchange service between medical providers
- Deliverable:
  - Data exchange requirements integrated into workflow
  - Relevant data is exchanged based on requirements of receiving providers
  - Economic incentives encourage participation
  - Care coordination failures are solved

"While the ability to exchange and integrate health data offers great advantages to patients, the economic benefits of these capabilities do not accrue directly to specific providers, or to providers' incumbent EHR system vendor (if any)."[1]

1"Report to the President Realizing the Full Potential of Health Information Technology to Improve Healthcare Information For Americans: The Path Forward." PCAST, December 2010. http://www.whitehouse.gov.

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athenahealth, Inc. 3rd Annual Investor Summit - December 16, 2010

It Is Incredibly Complicated to Coordinate Care Between Providers Ordering Provider Receiving Provider Identify appropriate provider - confirm eligibility Assist in scheduling patient appt Secure referral / pre-auth from insurer Transfer data (patient info) to receiving provider Track progress and patient compliance Close loop - receive data from receiving provider Report on trends, productivity, etc. Confirm eligibility of patient Schedule patient appt Secure or confirm referral / pre-auth from insurer Receive data (patient info) from ordering provider Track progress and patient compliance Close loop - transfer data back to ordering provider Report on trends, productivity, etc. Redundant Work Redundant Work Inefficient Work Inefficient Work Inefficient Work Inefficient Work Impossible Work Three components define a fully clean order: Payer Coordination Patient Coordination Data Transfer 36

athenaCommunity Addresses Order Facilitation Inefficiencies Primary Target Market (2011) We are focused initially on solving this problem for hospitals and their affiliated physicians We have one pilot site running and will be starting more pilots in 2011 Goals Enable tight clinical and administrative connection focused on addressing inefficiencies in the workflow related to patient compliance, payer coordination, and data capture & transfer Maintain independent financial system Economic Model Create a marketplace for "fully clean orders" by establishing fair market value for the transaction costs related to moving patients around the health care system 37

The following capabilities are included in this initiative: It Eliminates Inefficiency by Bridging the Gap Between Supply Chain Partners Provider Search & Selection 1 Scheduling & Appointment Request 2 3 Order Preferences 4 Reporting 5 Insurance Referral / Prior Authorization 38

It Creates a Community by Enabling Selection of In-Network Providers Enhanced search and selection features: Recipient matched to order type Filtered based on patient's zip code Indicates trading partner status Sorted based on whether provider will accept insurance Captures reason for out-of-network referrals Sample Workflow 39

It Provides Unprecedented Visibility into Orders That Drive Activity & Cost Outside of the Exam Room Sample Workflow 40

athenahealth's Product Strategy Continues to Drive Disruptive Innovation and Market-Leading Performance The mission of the product strategy team is to guide the use of our software, knowledge, and services in a way that perpetuates the differentiation of our products by making those products structurally easier for our clients to discover and consume. To this end, in 2011, athenahealth will: Continue to deliver the highest performing products in the industry... While focusing on the "got-to-do's" (ANSI 5010, ICD-10), and... Driving disruptive innovation. 41

Product Strategy Panel

Moderator

Derek Hedges – SVP, Product Strategy & Biz. Dev.

Panelists

Evan Grossman	David Harvey	Ryan Wise
VP, athenaClinicals Product Strategy	*VP, athenaCommunicator Product Strategy*	*VP, athenaCollector Product Strategy*

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athenahealth, Inc. 3rd Annual Investor Summit – December 16, 2010

43 Innovation Partners Panel Moderator David Kreiss - VP, Corporate Development, athenahealth Panelists Ralph de la Torre, MD President & CEO, Caritas Christi Health Care Tim O'Rourke Vice President, National Contracting, Humana, Inc.

Rob Cosinuke Growth Strategy Discussion SVP, Chief Marketing Officer

Our Growth Organization Has Come a Long Way Since Our IPO in 2007 45 Our total sales and marketing headcount has grown by 158% Our quota-carrying sales force has grown by 112% Our GAAP sales and marketing expense has grown by 121% The portion of our sales and marketing expense allocated to in-market initiatives has more than doubled since 2007 GAAP Sales and Marketing Expense Sales and Marketing Headcount

For the First Time, We Are Operating with a World-Class Infrastructure

Sales & Pipeline Management	Marketing Automation	Data Quality & Market Intelligence
salesforce	Marketo	CRMfusion
▶ Prospect and lead data ▶ Workflow and tasking ▶ Lead scoring ▶ Market planning ▶ Dashboard reporting ▶ Proposal and contract generation	▶ Advanced segmentation and targeting ▶ Engagement monitoring and scoring ▶ Campaign design and management ▶ Email and landing page creation ▶ List pulls and loads	▶ Data matching and merge (for accounts and contacts) ▶ Cleaning and screening of prospect data ▶ Data audit and verification ▶ Remote data entry

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athenahealth, Inc. 3rd Annual Investor Summit - December 16, 2010

47 And We've Built a Growth Culture That Continuously Tracks & Improves Performance Our Sales and Marketing "Engine"

This Discipline Has Created a Unique Competency in Lead and Meeting Generation Average growth in activity of 270% since Q108 48

And Has Enabled Us to Improve the ROI on Our Sales and Marketing Spend 40% improvement in cost per lead since Q108 49

50 With this "Engine" in Place, We Are Confidently Spending More to Drive Growth Our 2011 Goals: Increase market awareness of athenahealth and our model Increment on our success in small/group market Continued focus on the virtual/remote sales and implementation model Compete and win consistently in the enterprise/hospital market Our 2011 Plan: Employ a more deliberate two-pronged sales approach Add 28 quota-carrying sales representatives in 2011 Increase our focus on driving athenaCollector(r) growth = market share Grow our in-market investments aggressively

51 Enterprise: "Consultative" Selling Networked lead generation Selling the execution of the hospital's strategic vision; tightening community relationships Maximize enterprise opportunities by incorporating athenahealth "non-sales experts" into the sales process Small/Group: "Results" Selling Marketing and Sales "machine", creating awareness, leads, and meetings Selling improved practice performance Continue growth of the sales force and optimization of sales executive productivity Execution of Our Growth Strategy Will Require a More Deliberate, Two-Pronged Approach ~650,000 Total Physicians in U.S. Addressable Market* Enterprise (150+) Group (4-149) Small (1-3) *Data approximate. Source: SK&A, 2010 & HIMSS Analytics, 2010 SK&A data excludes physicians practicing in areas of mental health, prisons, and military

~42% of the addressable physician market 30 day sales cycle - closing the "lookers" Most consistent, predictable source of leads and sales Scalable, virtual sales model Emotional decision, appeal to sense of urgency High preference for integrated services 52 Small Practice (1-3 Docs) Group Practice (4-149 docs) We Are Very Effective at Selling Results to the Small/Group Practice Market Client Segment ~37% of the addressable physician market 90-180 day sales cycle A more deliberate sales process Focus on financial performance, growth enablement...and EHR adoption Includes large, acquisitive practices Characteristics

53 Outbound Telemarketing (OTM) phone-based screening Inbound Telemarketing (ITM) phone screening Google paid search and form submission Search Engine Optimization (SEO) and organic search form submission Our Success Is Largely Driven by Being Best-in-Class at Knowing Who's Looking Sample Market Intelligence Map

54 Web Advertising Outdoor Billboards Print Advertising In Addition, Our New Campaigns Build Our Brand by Tapping Into a Deep Vein of Physician Frustration Website Redesign - SEO

While Expanded Investment in our Media Plan Drives Awareness And New Leads 55 Drive to Website Drive to Events Print & Online Events = Flywheels = Dinner Seminars Drive to Phone

National partnership with PSS since 2007 Currently working with 20+ Regional Extension Centers (RECs) Selected as preferred vendor in nine RECs Hospital affiliation channel partnerships Regional relationships State medical societies Consultants, accountants, lawyers, CPAs Managed Service Organizations (MSOs) & Group Purchasing Organizations (GPOs) And a Growing Network of Channel Partners Provides Us With Trusted Introductions 56

~21% of the addressable physician market 20+ active enterprise clients on the network Substantial revenue opportunity from existing base 12-24 month sales cycle Market consolidation/acquisition and affiliation strategies are key decision drivers Cloud-based model is key differentiator C-level executives drive decision making Health Care Information Technology (HCIT) is a key strategic business initiative 57 Enterprise & Large Hospitals Client Segment Characteristics In the Enterprise/Hospital Segment, We Will Compete Aggressively and Win

58 Enterprise Sales Team Segment Characteristics And We Are Adapting Our Enterprise Team to Become More "Trusted Advisors" Enterprise Solutions Design Group Formed in Q1 2009 Currently comprised of 7 sales reps Most representatives hired from HCIT competition or promoted from within Newly formed in Q4 2010 Core role will be solutions architects Non-sales health care experts Enterprise Account Management Formed in Q1 2009 Manage relationships with enterprise clients Address sales opportunities within client accounts and their communities

Hospital Community Inpatient Close Affiliation Casual Affiliation Ambulatory Our Knowledge and Segmentation Criteria of The Enterprise Market Helps Us Find Prime Targets Vendor vulnerability Old, sun-setting platforms Weak revenue cycle platforms Size and competitiveness Highly competitive market High dependence on affiliated providers Fit with athenahealth's model For-profit Sensitive balance sheet New management team Revenue Cycle Clinical Cycle Patient Cycle 59

e.g., Community Health Systems (CHS) e.g., CVS MinuteClinic e.g., Caritas Christi Health Care System Our Value Proposition Is Most Compelling within Three Prime Target Segments athenahealth Enterprise Value Proposition: Balance-sheet friendly, low upfront cost Tackles all future payment and quality arrangement challenges with payers Eliminates risk of technical obsolescence Increases strategic flexibility Speed-to-market for recruiting and implementation Preserves practice privacy within the community Our Prime Enterprise Targets 60

61 Print Events Web Given This Opportunity, We Are Investing Explicitly in Enterprise C-Level Awareness 61 Print Events Web

Anodyne Health Acquired in October 2009 Network of over 10,000 providers Quorum Health Resources (QHR) National market leader in hospital management 150+ managed hospitals 6,000+ affiliated providers; 1,000 owned/employed LifePoint Hospitals A leading hospital company focused on providing quality health care services close to home with 52 hospitals in 17 states VHA A supply chain network serving over 1,400 hospitals 62 And We Are Working with An Expanded Network of Partners to Gain Access

Looking Ahead, We Will Continue to Invest Aggressively in Our Sales Organization Organization Organization Organization 63 We plan to add 28 new quota-carrying reps in 2011 We are promoting a leading VP to SVP We are expanding sales training and development programs under Bob Hueber We are creating an Enterprise Segment business unit and recruiting a dedicated SVP to lead our efforts in this critical segment 14 adds 33 adds 28 adds 3 adds

And We Are Also Investing Aggressively In-Market to Fuel Our Expanded Sales Capacity 64 Small/Group Practices Enterprise/Large Hospitals Physician Awareness Advertising Finding the "Lookers" (OTM, PPC, SEO) Increase Regional "Flywheels" Robust Event Calendar Expand Channel Partner Management (esp. Hospitals) Activate Our Clients As Access Points to Hospitals Grow On-Ramps (Anodyne, athenaCommunity) athenahealth, Inc. 3rd Annual Investor Summit - December 16, 2010 Hospital C-Level Awareness and Networking GROW INVESTMENTS IN-MARKET BY 50%+

We are Well-Positioned to Maintain Rapid Growth as a Disruptive Innovator Our Team: Highly talented sales team Best-in-class marketing and growth operations competency Our Strategy: Deliberate, two-pronged sales approach and leadership Strong investment in sales and marketing Dedicated senior leader for sales training and development The Market: Rapid change in financial and clinical requirements drive the need for services The cloud-based approach is gaining broader market acceptance Our Model: It's working...we deliver tangible results that resonate with decision makers. 65

66 Growth Strategy Panel Moderator Rob Cosinuke - SVP, Chief Marketing Officer Panelists Bill Conway VP, Small Group Sales Mark Gowetski VP, Enterprise Sales Robert Hueber SVP, Sales John Lewis RVP, Group Sales

Operations Strategy Discussion Ed Park EVP, Chief Operating Officer

Running a Medical Practice Is a Messy, Complicated Business 68

Operations Manages This Work at Scale with Consistency and Integrity 69 Each month, athenahealth's Operations team does the following: Serves up 600 million dynamic page views Sends out 4 million claims Sends out 600,000 prescriptions Receives and processes 700,000 lab results Creates 2.6 million automated patient messages Deposits 500,000 paper checks Scans and data enters 13 metric tons of paper remittance advice 690 Direct Employees in US & India Claims processing Payment Posting Clinical Doc Processing Professional Services Account Management Client Service 1,000+ Indirect Employees in India & Philippines through our Two Offshore BPO Partners IBM

And We Deliver Industry-Leading Performance to our Clients 70 As of Q3 2010: $1.5 billion dollars collected per quarter 9.2% average increase in collections 38.8 client days in accounts receivable (DAR) 600,000 clean patient charts per month

Cook Children's Is a Recent Example of Client Success One of the country's leading integrated pediatric health care delivery systems 270 physicians 350 billable providers 55 pediatric primary care offices and specialty clinics throughout Texas 71

Our Implementation Time and Cost Were a Fraction of The Alternatives 72 Signed athenahealth contract in July 2009 In February 2010, athenahealth simultaneously brought all medical providers live on athenaCollector(r) and a first wave of clients on athenaClinicals(r) All specialties were live on athenaClinicals by November 2010 DAR decreased by 6, to a new low of 23 days Average collections per patient have increased by 3%

How Do We Achieve These Results? 73

We Have a Reliable, Secure, and Scalable Cloud Architecture 74 The world's first cloud-based platform for health care computing Leveraging one application allows us to become a virtual knowledge management system capable of updating key data across all practices instantaneously Reliable: uptime commitment with guaranteed service levels Secure: SAS-70 certified control processes, PCI certification Scalable: Horizontal scaling architecture enables unlimited scalability and better efficiency

We Have an Obsession with Operational Efficiency 75 (CHART) Example 1: With athenaCollector, we have focused on measures such as the First Pass Resolution (FPR) Rate and Client Days in Accounts Receivable (DAR). Example 2: We are following the same path with athenaClinicals and have been able to cut the cost of processing clinical documents in half over the past year. Example 3: We have driven down the time and cost of athenaClinicals implementations through standardization and virtualization. (CHART)

Our Aligned Business Model Incents Us to Look For Ways to Help Our Clients We are "in the trenches" with our clients We work to ensure that our clients don't experience cash flow "hiccups" due to changes in regulations and other requirements e.g., HIPAA, NPI, ANSI 5010, ICD-10, Meaningful Use 76 Client Dashboard Sample athenaNet Homepage

As the reimbursement landscape shifts from fee-for-service to mechanisms based on clinical performance, revenue cycle and clinical cycle are converging, we ensure that our clients get their cut We are also rolling out a series of tools targeted at helping client manage patient payments 77 Our Aligned Business Model Incents Us to Look For Ways to Help Our Clients

Since We Only Win When Our Clients Win, We Build a Relationship of Trust 78 (CHART)

In 2011, Operations Will Be Focused on Gross Margin and Growth Opportunities Increase gross margin of core-back-end operations relentlessly via EDI/automation, unit efficiencies, and geographic labor arbitrage across all product lines Expand our successful remote implementation program to double- barreled (simultaneous athenaCollector + athenaClinicals) go-lives and leverage pieces of the methodology in larger groups Mobilize our existing client base to help us sell more practices in their communities/regions Pilot our clients safely through Meaningful Use, ANSI 5010, Pay for Performance programs, Accountable Care Organizations, medical group mergers/acquisitions/spinouts, etc. 79

80 Operations Strategy Panel Moderator Ed Park - EVP, Chief Operating Officer Panelists Jody Blakeway SVP, Client Services Jeremy Delinsky VP, Chief Technology Officer David Tassoni SVP, Operations

Financial Discussion Tim Adams SVP, Chief Financial Officer

athenahealth Is a Company With Tremendous Purpose 82 A national information infrastructure that makes health care work as it should Our Vision To be medical groups' most trusted business service Our Mission Being the best in world at getting doctors paid for doing the right thing Our Role Teachers and learners who play for the team with integrity, quality, respect for privacy, and initiative Our Code

And We Are Positioned To Continue Our Success Over the Long Term We have a huge market opportunity. The power of our business model drives a sustainable competitive advantage. The value of a new client generates a strong IRR for our shareholders. We have a high-growth business with operating leverage. We have a strong balance sheet that positions us for the future. 83

Growth Opportunities Abound as Our Addressable Market Remains Vast 84 Enterprise (150+) Group (4-149) Small (1-3) Total U.S. Physicians in Addressable Market of ~650,000* athenahealth Share of Total Addressable Market at ~19,000 Physicians At September 30, 2010 *Data approximate. Source: SK&A, 2010 & HIMSS Analytics, 2010 SK&A data excludes physicians practicing in areas of mental health, prisons, and military

The Power of Our Business Model Drives a Sustainable Competitive Advantage Our focus on Services, Knowledge, and Software truly differentiates us We have a disruptive, cloud-based service model Adapts to rapid change in real-time Low upfront cost Rapid implementation cycle We have a business model that is tied to client outcomes and delivers a meaningful value proposition We are a recurring revenue business We have high client satisfaction and retention rates 85 SERVICES KNOWLEDGE SOFTWARE

Client Adoption of Multiple Services Is Increasing

- **63% of all new athenaCollector® deals now include athenaClinicals®***
  - 10% of physicians live on athenaCollector use athenaClinicals*
- **19% of all new athenaCollector deals now include athenaClinicals and athenaCommunicator®***
  - 3% of physicians live on athenaCollector use athenaCommunicator*

**As of September 30, 2010*



20,000
15,000
10,000
5,000
0
70%
60%
50%
40%
30%
20%
10%
0%
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010
Physicians Live Collector
% of new athenaCollector deals including athenaClinicals
% of new athenaCollector deals including athenaClinicals and athenaCommunicator

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athenahealth, Inc. 3rd Annual Investor Summit - December 16, 2010

athenahealth

The Value of a Client Is Growing and Far Exceeds the Cost to Acquire Them

IRR = 100%+



$60,000
$11,000
$85,000
$15,000
$100,000
$18,000
athenaCollector
athenaCollector & athenaClinicals
athenaCollector, athenaClinicals & athenaCommunicator
Avg Acquisition Cost per Doc
Present Value of an Avg Doc

- **Key Assumptions:**
  - New physician to the network
  - 12-year period
  - 62.5% Non-GAAP Adj. GM
  - Annual revenue attrition of 5%
  - Base avg. athenaCollector revenue of $20K per physician
  - Discount rate of 11% (WACC)
  - Excludes terminal value

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athenahealth, Inc. 3rd Annual Investor Summit - December 16, 2010

Our Business Model Allows Us to Invest in Growth While Expanding Profitability 88 50% growth in GAAP M&S Expense 52% growth in Non-GAAP Adj. EBITDA 32% growth in Total Revenue

Our Strong Balance Sheet Positions Us For the Future While largely focused on organic growth, we have completed two acquisitions: Anodyne Health Partners, Inc. Acquisition completed October 2009 $30.0 million total consideration* Crest Line Technologies, LLC (d.b.a. MedicalMessaging.net) Acquisition completed September 2008 $7.7 million total consideration* * Consideration includes full earn-out 89 Balance Sheet figures shown at September 30, 2010: $ millions Total cash and cash equivalents $98 Total debt $10 Total stockholders' equity $154 Total capitalization (as of December 15, 2010) $1,500

Looking Ahead, We Are Updating Our 2011 Expectations 90 Note: These estimates reflect the Company's current operating plan as of December 16, 2010, and are subject to change as future events and opportunities arise. Fiscal Year 2011 Expectations Fiscal Year 2011 Expectations Annual Revenue $300 - $315 million Non-GAAP Adjusted Gross Margin1 62-63% Non-GAAP Adjusted EBITDA1 $58 - $65 million Non-GAAP Adjusted EPS1 $0.68 - $0.78 1 See non-GAAP reconciliation tables in following slides athenahealth

Other Points of Interest

- **Our expected FY 2011 GAAP effective tax rate is 46-47%**
- **Our estimated FY 2011 FAS123R expense is approximately $20 million**
- **Our business is impacted by moderate seasonality**
  - Our collections are directly correlated to physician office activity, which may be reduced subsequent to holiday and summer vacation periods and which may also fluctuate due to the flu season
- **It is best to assess our business on a year-over-year basis**
  - There is typically an increase in expense levels during Q1 versus Q4
    - *e.g.*, FICA payroll tax reset, benefit rate changes, trade shows, sales meetings, etc.
- **The number of working days varies each quarter**
  - Our business operates around U.S. postal holidays; the number of working days in a period impact our collections during that period

Working Days by Quarter

Q1 10	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11	Q3 11	Q4 11
61	64	64	62	61	64	64	61

91

athenahealth, Inc. 3rd Annual Investor Summit - December 16, 2010

Use of Non-GAAP Financial Measures In the Company's earnings releases, conference calls, slide presentations, or webcasts, the Company may use or discuss non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, is available within this presentation and within the Company's public filings with the Securities and Exchange Commission, available on the Investors section of the Company's website at http://www.athenahealth.com. 92

Non-GAAP Reconciliation for Fiscal Year 2011 Expectations 93 Non-GAAP Adjusted Gross Margin

Non-GAAP Reconciliation for Fiscal Year 2011 Expectations 94 Non-GAAP Adjusted EBITDA

Non-GAAP Reconciliation for Fiscal Year 2011 Expectations 95 Non-GAAP Adjusted Net Income & Non-GAAP Adjusted EPS

Non-GAAP Reconciliation for Fiscal Year 2011 Expectations 96 Non-GAAP Adjusted Net Income

athenahealth is Positioned to Continue Our Success Over the Long Term We have a huge market opportunity. The power of our business model drives a sustainable competitive advantage. The value of a new client generates a strong IRR for our shareholders. We have a high growth business with operating leverage. We have a strong balance sheet that positions us for the future. 97

Third Annual Investor Summit December 16, 2010